Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER FURNISHED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
18 U.S.C. SECTION 1350
In connection with the Quarterly Report of the Federal Home Loan Bank of New York (the “Company”) on Form 10-Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alfred A., DelliBovi, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 11, 2006	/s/ Alfred A. DelliBovi Alfred A. DelliBovi
President and Chief Executive Officer

74